03-16-98

                                               Letter Agreement No. 6 to
                                                             DAC 96-29-M

Federal Express Corporation
2005 Corporate Avenue
Memphis, TN 38118

Federal Express Corporation ("Federal Express") and McDonnell Douglas Corporation, a wholly owned subsidiary of the Boeing Company ("MDC"), have entered into Modification Services Agreement Document No. DAC 96-29-M (the "Modification Agreement") dated September 16, 1996, which Modification Agreement covers Federal Express' desire to incorporate certain modifications in its DC-10 aircraft (the "Aircraft", as defined in the Modification Agreement) and MDC desires to perform such modifications. As a further consideration of the parties hereto, this Letter Agreement No. 6 shall amend and constitute a part of said Modification Agreement.

MDC acknowledges that FedEx ferried an Aircraft, specifically fuselage Number 138 (N386FE) (the "Moved Aircraft"), to their maintenance facility at Los Angeles International Airport (LAX) ("FedEx's Facility") in order for FedEx to accomplish a substantial portion of the Heavy Maintenance Check (the work cards listed in Attachments B1 through B5 of Exhibit K to the Agreement), the associated Non Routine Services, and selected cards from Exhibit C (Standardization) and Exhibit F (Refurbishment) (collectively the "Specified Services") to the Moved Aircraft.

MDC hereby agrees to the reduction in work scope resulting from FedEx accomplishing the Specified Services subject to the following terms and conditions:

1.  In consideration of FedEx's performance of the Specified Services set forth above, MJCS #38698079 dated March 16, 1998 (Standardization
    FedEx EOs) (Attachment A enclosed herein), and the associated transition check card lists (B, C, X, S and 056 cards) dated March 15, 1998
    (Attachment B enclosed herein) which corresponds to control number S001 on the MJCS noted above, shall define the reduced maintenance work scope to be accomplished by MDC (Standardardization, Refurbishment and Heavy Maintenance). Those cards in Attachment B that are "suspended" (i.e. designated as "S" under the "STAT" column of the B, C, X, S and 056 card lists in Attachment B) are not included in the work scope to be accomplished by MDC. The Price to be paid to MDC by FedEx upon Redelivery of the Moved Aircraft for the work delineated in Attachments A and B shall be an amount
    equal to [ *          ] for Standardization, [*            ] for
    Refurbishment (056 cards) and [ *          ] for Heavy Maintenance (B, C, X
    and S cards) which amounts shall be reflected as line items on the final invoice submitted to FedEx at Redelivery of the Moved Aircraft.

    a) Any of the Services not performed by FedEx which are required by the Specified Services, or any additional workscope added to the MJCS in a

--------------------
*Blank space contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934.

03-16-98

                                               Letter Agreement No. 6 to
                                                             DAC 96-29-M


        subsequent revision, shall, at FedEx's request, be performed by MDC pursuant to an executed Additional Services Request (ASR). Any Standardization or Refurbishment tasks (cards listed in Exhibit C or F respectively of the Agreement) that are added via subsequent revisions to the MJCS shall be priced in accordance with the price established in Attachments A or C respectively of Exhibit K - Price of the Agreement, or priced via the ASR process, if a price had not been previously established.

    b) Should the FAA or FedEx require that certain cards currently identified as "suspended" in Attachment B be accomplished prior to the commencement of the ACF flight testing, the price to accomplish each such required card, excluding the suspended 056 cards, shall be as noted in Attachment
        C. The cumulative price to accomplish all the cards in Attachment C
        shall not exceed [*           ]. The price to accomplish each 056 card
        currently designated as suspended shall be in accordance with the price established in Attachment C of Exhibit K - Price of the Agreement, or priced via the ASR process, if a price had not been previously established.

2. FedEx agrees to Deliver the Moved Aircraft to MDC's Long Beach, CA facility for commencement of the Services on March 16, 1998. The Redelivery Date of the Moved Aircraft shall be January 14, 2000. FedEx shall be responsible for ensuring that the required Federal Express Supplied Parts are delivered to MDC at Long Beach in support of the modification in accordance with the requirements stipulated in the Agreement.

3. Except for fuel, FedEx shall be responsible for all costs (flight preparation, crew, insurance, landing fees, etc.) associated with the Moved Aircraft's ferry flights to the FedEx Facility at LAX as well as the ferry flight to MDC's facility at Long Beach, California. MDC shall be responsible for fuel costs required to ferry the Moved Aircraft to the noted facilities.

4. FedEx hereby irrevocably and unconditionally waivers any of MDC's warranties which are exclusively related to workmanship and only for the portion of the Specified Services on the Moved Aircraft exclusively performed by FedEx, provided, however, nothing in this
    Section 4, shall extend to or otherwise affect warranties which may be applicable to Parts.

5. The performance of the Specified Services by FedEx shall in no manner change, modify, terminate or otherwise affect MDC's warranties regarding the Moved Aircraft or in any manner whatsoever modify the terms and conditions of the Agreement except as expressly set forth herein.

6. MDC shall be responsible for sign-off of those work cards accomplished by MDC under authority of the MDC repair station license.

7. FedEx shall provide to MDC a complete turnover summary of the FedEx heavy maintenance package to include the status of all open and closed routine work cards, and all open and closed non-routine work cards.


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*Blank space contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934.

03-16-98                                       Letter Agreement No. 6 to
                                               DAC 98-29-M

8. FedEx shall provide the appropriately qualified personnel on-site at Long Beach to provide material support, sign off on the FedEx MJCS and to provide any needed engineering support.

9. The line item pricing provided in Attachment B of this Letter Agreement, as well as the prices stated in Paragraph 1. above, shall be applicable to the Moved Aircraft only. All pricing stated in this Letter Agreement represent calendar year 1996 dollars and are subject to escalation in accordance with Exhibit N - Price Adjustments of the Agreement.

If the foregoing correctly sets forth our understanding, please execute this Letter Agreement in the space provided below.


FEDERAL EXPRESS CORPORATION                 MCDONNELL DOUGLAS CORPORATION



     /S/ TERRY NORD                                 /S/CAROL A. MILLER
---------------------------------            --------------------------------
         SIGNATURE                                      SIGNATURE


        TERRY NORD                                    CAROL A. MILLER
---------------------------------            --------------------------------
       PRINTED NAME                                    PRINTED NAME


       VICE PRESIDENT                                DIRECTOR-CONTRACTS
---------------------------------            --------------------------------
           TITLE                                           TITLE


                                                       MARCH 17, 1998
                                             --------------------------------
                                                            DATE




    APPROVED
AS TO LEGAL FORM
   KHS 3/17/98
-----------------
   LEGAL DEPT.